SNET PENSION BENEFIT PLAN

          With Amendments Effective Through January 1, 1998








January 19, 1998




                          TABLE OF CONTENTS


ARTICLE A.  SNET PENSION BENEFIT PLAN EXCESS BENEFIT PROGRAM

SECTION 1. PURPOSE OF ARTICLE A OF THIS PLAN                    2

SECTION 2. DEFINITIONS APPLICABLE UNDER ARTICLE A OF THIS PLAN  3

SECTION 3. ADMINISTRATION OF ARTICLE A OF THIS PLAN             5

SECTION 4. EXCESS PENSION BENEFITS - BENEFIT LIMITATION         7
     1. PARTICIPATION                                           7
     2. AMOUNT AND METHOD OF PAYMENT                            7
     3. RELATIONSHIP TO OTHER PLANS                             9

SECTION 5. EXCESS PENSION BENEFITS - COMPENSATION LIMITATION   10
     1. PARTICIPATION                                          10
     2. CASH BALANCE PLAN ACCOUNT                              10
     3. CBPA DISTRIBUTION OPTIONS                              11
     4. CBPA BENEFIT PAYABLE IN EVENT OF PRERETIREMENT DEATH   12
     5. PRERETIREMENT DEATH BENEFIT                            12
     6. BENEFICIARY IN EVENT OF PRERETIREMENT DEATH            12
     7. EXCESS DEATH BENEFIT                                   12

SECTION 6. GENERAL PROVISIONS                                  13
     1. EFFECTIVE DATE                                         13
     2. RIGHTS TO BENEFITS                                     13
     3. ASSIGNMENT OR ALIENATION                               13
     4. BREAKS IN SERVICE                                      13
     5. LEAVES OF ABSENCE                                      13
     6. MULTIPLE PARTICIPATING COMPANY EMPLOYMENT              13
     7. PAYMENT TO OTHERS                                      13
     8. PLAN TERMINATION                                       14
     9. SOURCE OF PAYMENTS                                     14
     10. UNFUNDED STATUS                                       14

SECTION 7. CHANGE OF CONTROL                                   15

SECTION 8. PLAN MODIFICATION APPLICABLE TO ARTICLE A           18





ARTICLE B.  SNET PENSION BENEFIT PLAN EXECUTIVE NON-QUALIFIED
PENSION AND DEATH BENEFIT PROGRAM

SECTION 1. PURPOSE OF ARTICLE B OF THIS PLAN                   19

SECTION 2. DEFINITIONS APPLICABLE UNDER ARTICLE B OF THIS PLAN 20

SECTION 3. ADMINISTRATION OF THIS ARTICLE B                    23

SECTION 4. NON-QUALIFIED PENSION BENEFITS                      25
     1. PARTICIPATION                                          25
     2. ELIGIBILITY                                            25
     3. BENEFIT AMOUNTS                                        26
     4. PAYMENTS TO EXECUTIVES                                 30
     5. NO SURVIVING SPOUSE                                    30
     6. POST-TERMINATION JOINT AND SURVIVOR ANNUITY            30
     7. DEFERRAL OF PAYMENTS                                   31
     8. TREATMENT DURING SUBSEQUENT EMPLOYMENT                 31
     9. TERMINATION OF NON-QUALIFIED PENSION BENEFIT PROGRAM   32

SECTION 5. DEATH BENEFITS                                      33
     1. PARTICIPATION AND ADMINISTRATION                       33
     2. DEFINITION OF DEATH BENEFIT AMOUNT                     33
     3. PAYMENT OF DEATH BENEFITS                              33
     4. WAIVER OF BENEFIT                                      33

SECTION 6. POST-RETIREMENT LIFE INSURANCE SUPPLEMENT PROGRAM   34
     1. DESCRIPTION                                            34
     2. PARTICIPATION                                          34
     3. BENEFICIARY                                            34
     4. COVERAGE AMOUNTS                                       34

SECTION 7. POST-RETIREMENT SURVIVOR'S ANNUITY OPTION           36
     1. DESCRIPTION                                            36
     2. BENEFICIARY                                            36
     3. ELECTION OF BENEFIT                                    36
     4. BENEFIT AMOUNT                                         37

SECTION 8. GENERAL PROVISIONS                                  38
     1. EFFECTIVE DATE                                         38
     2. RIGHTS TO BENEFITS                                     38
     3. ASSIGNMENT OR ALIENATION                               38
     4. BREAKS IN SERVICE                                      38
     5. LEAVES OF ABSENCE                                      38
     6. LUMP SUM PAYMENTS                                      38
     7. MULTIPLE PARTICIPATING COMPANY EMPLOYMENT              39




     8. PAYMENT TO OTHERS                                      39
     9. PLAN TERMINATION                                       39
     10. SOURCE OF PAYMENTS                                    39
     11. UNFUNDED STATUS                                       40

SECTION 9. CHANGE OF CONTROL                                   41

SECTION 10. PLAN MODIFICATION                                  44



ARTICLE C.  SNET MID-CAREER PENSION PLAN PROGRAM

SECTION 1. PURPOSE OF ARTICLE C OF THIS PLAN                   45

SECTION 2. DEFINITIONS APPLICABLE UNDER ARTICLE C OF THIS PLAN 46

SECTION 3. ADMINISTRATION OF THIS ARTICLE C                    47

SECTION 4. MID-CAREER PENSION BENEFITS                         49
     1. PARTICIPATION                                          49
     2. MID-CAREER PENSION BENEFIT                             49
     3. TERMINATION OF NON-QUALIFIED PENSION BENEFIT           49

SECTION 5. GENERAL PROVISIONS                                  50
     1. EFFECTIVE DATE                                         50
     2. RIGHTS TO BENEFITS                                     50
     3. ASSIGNMENT OR ALIENATION                               50
     4. SOURCE OF PAYMENTS                                     51
     5. UNFUNDED STATUS                                        51

SECTION 6. CHANGE OF CONTROL                                   52

SECTION 7. PLAN MODIFICATION APPLICABLE TO ARTICLE C           55




                      SNET PENSION BENEFIT PLAN

SECTION 1.     PURPOSE

     The purpose of the SNET Pension Benefit Plan (the "Plan") is to provide for eligible management, bargaining unit and highly compensated employees of Southern New England Telecommunications Corporation (the "Corporation") (and its subsidiaries which have determined, with the consent of the Committee, to participate in this
Plan), employer-provided benefits (i) for certain benefits not otherwise available under the SNET Management Pension Plan ("SNETMPP") by reason of the application of Section 401(a)(17) of the Internal Revenue Code ("Code"); and (ii) for certain benefits which would have been otherwise payable under the SNETMPP or the SNET Pension Plan ("SNETPP") but for the limitations imposed by Section 415 of the Code; and (iii) for certain non-qualified pension and death benefits for highly compensated employees.

     The Plan is intended to constitute an unfunded "excess benefit plan" as defined in Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to the extent it provides benefits that would be distributed under the SNET Management Pension Plan or the SNET Pension Plan but for the limitations of Section 415 of the Code, and an "unfunded plan of deferred compensation for a select group of management or highly compensated employees" for purposes of Title I of ERISA, to the extent it provides other benefits.

     This Plan shall consist of three components: (1) Article A which contains the excess benefit plan program; (2) Article B which contains the non-qualified pension and death benefit plan program; and (3) Article C which incorporates the non-qualified pension program provisions which were previously provided under the SNET Mid-Career Pension Plan.

                                  1


    ARTICLE A.  SNET PENSION BENEFIT PLAN EXCESS BENEFIT PROGRAM


SECTION 1.     PURPOSE OF ARTICLE A OF THIS PLAN

     The purpose of this Article A of the Plan is to provide eligible management, bargaining unit and highly compensated employees of the Corporation (and its subsidiaries which have determined, with the consent of the Committee, to participate in this Plan), employer-provided benefits (i) for certain benefits not otherwise available under the SNETMPP by reason of the application of Section 401(a)(17) of the Internal Revenue Code ("Code"); and (ii) for certain benefits which would have been otherwise payable under the SNETMPP or the SNETPP but for the limitations imposed by Section 415 of the Code.

                                  2


SECTION 2.     DEFINITIONS APPLICABLE UNDER ARTICLE A OF THIS PLAN

     1. The term "ADEA" shall mean the Age Discrimination in Employment Act of 1967 as amended in 1978 and as it may be amended from time to time.

     2.   The term "Benefit Limitation" shall mean the maximum
"annual benefit" payable to participants under the SNETMPP or the SNETPP in accordance with Section 415 of the Code, but after application of the Compensation Limitation, if any, under the SNETMPP or the SNETPP.

     3. The words "Chairman of the Board", "President", and "Board of Directors" or "Board" shall mean the Chairman of the Board of Directors, President, and Board of Directors, respectively, of the Corporation.

     4. The term "Change of Control" shall be defined as set forth in Section 7 of this Article A.

     5. The term "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     6.   The word "Committee" shall mean the Employees' Benefit
Committee appointed by the Board of Directors to administer the Plan.

     7.   The word "Company" shall mean The Southern New England
Telephone Company, a Connecticut corporation, or its successors.

     8. The term "Compensation Limitation" shall mean the maximum amount of compensation which may be included in the SNETMPP under
Section 401(a)(17) of the Code that may be taken into account in any Plan Year for benefit accrual purposes under the SNETMPP.

     9.   The word "Corporation" shall mean Southern New England
Telecommunications Corporation, a Connecticut corporation, or its successors.

      10. The term "Excess Pension Benefit" means the benefit, if any, described in Section 4 of this Article A which is payable to a Participant under the terms of the Plan.

     11. The term "Participant" shall mean an individual who has satisfied the eligibility requirements of Paragraph 1 of Section 4 of this Article A and/or of Paragraph 1 of Section 5 of this Article A, for receipt of an excess pension benefit payable under the provisions of this Article A.

     12. The term "Participating Company" shall mean the Corporation or any Subsidiary of the Corporation which shall have determined, with the concurrence of the Committee, to participate in the Plan.

                                  3


     13. The words "Pension Act" shall mean the Employee Retirement Income Security Act of 1974 (ERISA), as it may be amended from time to time.

     14.  The word "Plan" shall mean the SNET Pension Benefit Plan.

     15.  The term "SNETMPP" shall mean the SNET Management Pension
Plan.

     16.  The term "SNETPP" shall mean the SNET Pension Plan.

     17. The words "Subsidiary or Subsidiaries" shall mean any corporation, partnership or other entity of which at least 50% of the Voting Stock is owned directly or indirectly by the Corporation.

     18. The words "Surviving Spouse" shall mean a spouse who is married to the Participant on the earlier of (a) the Participant's annuity starting date under the SNETMPP or SNETPP, whichever is applicable, or (b) the date of the Participant's death.

     19. The expression "Term of Employment", except as expressly limited or stated elsewhere in the Plan, shall have the same meaning as that expression is used in the SNETMPP or the SNETPP.

     20. The use in this Plan of personal pronouns of the masculine gender is intended to include both the masculine and feminine genders.

                                  4



SECTION 3.     ADMINISTRATION OF ARTICLE A OF THIS PLAN

     1. The Corporation shall be the Sponsor of the Plan and the Plan Administrator of the Plan as those terms are defined in the Pension Act. The Committee shall have the administrative responsibilities set forth below.

     2. (a) The Committee shall have the specific powers elsewhere herein granted to it and shall have such other powers as may be necessary in order to enable it to administer the Plan, except for powers herein granted or provided to be granted to others.

          (b) The procedures for adoption of by-laws, and rules of procedure, for the employment of a Secretary and assistants, with authority with respect to claims of Participants, shall be the same as are set forth in the SNETMPP.

          (c) In accordance with the terms of the Plan, the Secretary of the Committee shall grant or deny claims for benefits under the Plan with respect to Participants and authorize disbursements according to the terms of this Plan. Adequate notice, pursuant to applicable law, shall be provided in writing to any Participant or beneficiary whose claim has been denied, setting forth the specific reasons for such denial and any other information required to be furnished under the Pension Act.

     3. The review and appeal procedures for Participants whose claims have been denied shall be the same as those procedures set forth in the SNETMPP.

     4. The Committee shall serve as the final review committee under the Plan, with the authority to determine conclusively for all parties any and all questions arising from administration of the Plan, and shall have sole and complete discretionary authority and control to manage the operation and administration of the Plan, including, but not limited to, the determination of all questions relating to eligibility for participation and benefits, interpretation of all Plan provisions, determination of the amount and kind of benefits payable to any Participant or Surviving Spouse, and the construction of disputed and doubtful terms. Such decisions by the Committee shall be conclusive and binding on all parties and not subject to further review.

     5. The expenses of the Committee in administering the Plan shall be borne by the Participating Companies.

     6. The Corporation, the Company and the Committee are each a named fiduciary as that term is used in the Pension Act with respect to the particular duties and responsibilities herein provided to be allocated to each of them.

     7. The Corporation may allocate responsibilities for the operation and administration of the Plan consistent with the Plan's terms. The Corporation and other named fiduciaries may designate in writing other persons to carry out their respective responsibilities under the Plan, and may employ persons to advise them with regard to any such responsibilities.

                                  5



     8. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.


                                  6


SECTION 4.     EXCESS PENSION BENEFITS - BENEFIT LIMITATION

1.   Participation

     Participation in Section 4 of this Article A shall be limited to those individuals classified as a Regular or Provisional Regular Management or Bargaining Unit Employee on the SNET payroll system or their Surviving Spouse whose benefits under the SNETMPP or SNETPP are limited by reason of the application of the Benefit Limitation.

2.   Amount and Method of Payment

     (a) Excess Pension Benefit. If the benefit payable to a Participant or a Surviving Spouse under the SNETMPP or the SNETPP is limited by reason of the application of the Benefit Limitation, an Excess Pension Benefit shall be distributed as provided under Section 4 of this Article A in favor of such Participant or Surviving Spouse.

     (b) Amount of Excess Pension Benefit. The amount, if any, of the Excess Pension Benefit payable to a Participant or a Surviving Spouse pursuant to Section 4 of this Article A shall be equal to the difference between (i) and (ii) where:

          (i) is the amount of the monthly pension benefit which would be provided to the Participant or Surviving Spouse under the SNETMPP or the SNETPP, without regard to the Benefit Limitation, based upon the SNETMPP or the SNETPP formula, as applicable, in effect as of the date of termination of employment or death; and

          (ii) is the amount of the monthly pension benefits actually payable to such Participant or Surviving Spouse under the SNETMPP or the SNETPP.

          The amount of the Excess Pension Benefit payable as a result of the application of the Benefit Limitation under the SNETMPP or the SNETPP shall be determined or redetermined, based upon the SNETMPP or the SNETPP formula, as applicable, in effect as of the date of termination of employment or death, (a) as of the date when benefits are to commence pursuant to Paragraph (c) of Section 4 of this Article A; (b) as of the effective date of any subsequent increases and/or decreases in the Benefit Limitation, and/or (c) as of the effective date of any cost of living increases in the monthly benefit payable to a Participant, prior to application of the Benefit Limitation, as a result of amendments to the SNETMPP and/or the SNETPP, whichever is applicable.

     (c) Payment of Pension Benefit. Subject to Section 7 of this Article A, Excess Pension Benefits, if any, payable under Section 4 of this Article A, (a) shall commence at the same time as the Participant's pension benefit payable under the SNETMPP or SNETPP and, (b) shall be distributed as follows: (i) for any Participant who terminated employment prior to January 1, 1997, for as long as and in the same form as the Participant's pension benefit under the SNETMPP or SNETPP, provided, however, that the Committee shall have the right to approve the Participant's election of the form of benefit payment; or (ii) for any Participant who terminated employment on or after January 1, 1997 and: (A) for distributions

                                  7



effective prior to January 1, 1998, for as long as and in the same form as the Participant's pension benefit under the SNETMPP or SNETPP, provided, however, that the Committee shall have the right to approve the Participant's election of the form of benefit payment; or
(B) for distributions effective on or after January 1, 1998, in a single lump sum payment, unless the Participant has elected at least one year prior to the commencement of payment of the Excess Pension Benefit, one of the following forms of payment:
(i) a single life annuity, (ii) a 50% joint and survivor annuity,
(iii) a lump sum certain, with or without a 50% survivor annuity,
(iv) a combination 75% annuity, 25% lump sum, with or without a 50% survivor annuity or (v) a combination 50% annuity, 50% lump sum, with or without a 50% survivor annuity.

     (d) CBPA Benefit Payable in Event of Preretirement Death. If a Participant dies before the date as of which his or her vested CBPA benefit commences under the SNETMPP or the SNETPP, the vested CBPA payable under this Article A shall be distributed in a single lump sum payment to the Participant's Surviving Spouse (or if there is no Surviving Spouse, to the Participant's estate) after the death of the Participant, except as otherwise provided in Paragraph 2(e) of this Article A, Section 4. There shall be no benefit payable under
Section 4 of this Article A upon the death of any non-vested
Participant.

     (e) Beneficiary in Event of Preretirement Death . Effective May 22, 1996, a Participant, prior to termination of employment, may designate a beneficiary other than a Surviving Spouse or his estate to receive a single lump sum payment of his or her vested CBPA payable under this Article A in the event the Participant dies prior to termination of employment or prior to commencement of the payment of the vested CBPA payable under this Article A following his or her termination of employment. If there is no Beneficiary designated, the vested CBPA shall be distributed in accordance with Paragraph 2(d) of this Article A, Section 4 in a single lump sum payment.
There shall be no benefit payable under Section 4 of this Article A upon the death of any non-vested Participant.

     (f) Determination of Pension Benefits. Payments under Section 4 of this Article A shall be calculated in accordance with the rules, procedures and assumptions utilized under the SNETMPP or the SNETPP, whichever is applicable. Whenever it is necessary to determine whether one benefit is less than, equal to, or larger than another, or to determine the equivalent actuarial value of any benefit, such determination shall be made at the Committee's discretion by the Corporation's enrolled actuary or by an independent actuary selected by the Committee, using mortality, interest and other assumptions normally used at the time by such actuary in determining actuarial equivalence under the SNETMPP or the SNETPP, whichever is applicable.

     (g) Treatment During Subsequent Employment. Employment with any Participating Company subsequent to retirement or termination of employment with entitlement to any type of benefit described heretofore shall not suspend the right of a former Participant receiving pension payments or a person otherwise entitled to receive a pension payment during the period he continues in such employment and the form of distribution of such pension payments shall not be changed as a result of such employment.

                                  8



     (h) Future Benefit Adjustments. If a Participant has commenced receiving a benefit under Article A of this Plan in the form of a joint and 50 percent survivor annuity and his or her surviving annuitant subsequently predeceases him or her, the Participant's Excess Pension Benefit under this Plan shall be calculated in accordance with Paragraph 2(b) of this Section 4 and thereafter distributed, prospectively, by restoring the original cost of the joint and 50 percent survivor annuity form of benefit under this Article A. Such adjustment shall be effective as of the first day of the first month following the death of the Participant's surviving annuitant. In the event that, following commencement of benefits to a Participant under the Plan, the SNETMPP or SNETPP benefit is subsequently increased, the Excess Pension Benefit to the Participant under this Plan shall be recalculated as soon as practicable after the SNETMPP or the SNETPP benefit is adjusted.

3.   Relationship to Other Plans

     Benefits payable to a Participant under Section 4 of this Article A shall not duplicate benefits payable to such Participant from any other plan or arrangement of the Corporation or any Subsidiary.

                                  9



SECTION 5.     EXCESS PENSION BENEFITS - COMPENSATION LIMITATION

1.   Participation

     Participation in Section 5 of this Article A shall be limited to those individuals (a) whose benefits under the SNETMPP are vested, under the terms and conditions of the SNETMPP; (b) who are considered to be within "a select group of management or highly compensated employees" for purposes of Title I of the Pension Act; and (c) whose annual compensation in any year exceeds the Compensation Limitation.

2.   Cash Balance Plan Account

     (a)  Effective Date

          Effective on or after January 1, 1996, each Participant under this Section 5 shall have a Cash Balance Plan Account (CBPA) established under this Plan.

     (b)  Cash Balance Plan Account Opening Balance

          The balance in each Participant's account as of the effective date shall be calculated as is set forth in the SNETMPP, except that the calculation shall include only eligible compensation (as defined in the SNETMPP ) in excess of the maximum amount of compensation which may be included in the SNETMPP under Section 401(a)(17) of the Code.

     (c)  Interest Credits

          Each Participant's CBPA will be credited with interest at the same time, at the same rate, and in the same manner as is set forth in the SNETMPP.

     (d)  Annual Pay Related Credits

          On the last day of each year commencing December 31, 1996, each Participant's CBPA shall be credited with basic pay related credits at the same time, at the same rate and in the same manner as is set forth in the SNETMPP, provided, however, that such credit shall be applied only to eligible compensation, as defined in the SNETMPP, in excess of the maximum amount of compensation which may be included in the SNETMPP under Section 401(a)(17) of the Code.

     (e)  Supplemental Pay Credits

          On the last day of each year, commencing December 31, 1996, each Participant's CBPA shall be credited with supplemental pay credits at the same time, at the same rate and in the same manner as is set forth in the SNETMPP, provided, however, that such supplemental pay credit shall be applied only to eligible compensation, as defined in

                                  10



the SNETMPP, in excess of the maximum amount of compensation which may be included in the SNETMPP under Section 401(a)(17) of the Code.

     (f)  Accounts for New Participants

          If an individual is hired on or after January 1, 1996, no CBPA shall be established on his behalf until a CBPA is established on his behalf in the SNETMPP. At such time, the basic pay related credits and supplemental pay credits shall be based on his eligible compensation, as defined in the SNETMPP, for the entire plan year in which a CBPA is established, in excess of the maximum amount of compensation which may be included in the SNETMPP under Section 401(a)(17) of the Code.

     (g) Determination of Pension Benefits. Payments under Section 5 of this Article A shall be calculated in accordance with the rules, procedures and assumptions utilized under the SNETMPP. Whenever it is necessary to determine whether one benefit is less than, equal to, or larger than another, or to determine the equivalent actuarial value of any benefit, such determination shall be made at the Committee's discretion by the Corporation's enrolled actuary or by an independent actuary selected by the Committee, using mortality, interest and other assumptions normally used at the time by such actuary in determining actuarial equivalence under the SNETMPP.

     (h)  Relationship to Other Plans.  Benefits payable to a
Participant under Section 5 of this Article A shall not duplicate benefits payable to such Participant from any other plan or arrangement of the Corporation or any Subsidiary.

3.   CBPA Distribution Options

     Subject to Section 7 of this Article A, the distribution of a Participant's CBPA, if any, payable under Section 5 of this Article A, (a) shall commence at the same time time as the pension benefit payable under the SNETMPP and (b) shall be distributed (b) shall be distributed as follows: (i) for any Participant who terminated employment prior to January 1, 1997, for as long as and in the same form as the Participant's pension benefit under the SNETMPP, provided, however, that the Committee shall have the right to approve the Participant's election of the form of benefit payment; or (ii) for any Participant who terminated employment on or after January 1, 1997 and: (A) for distributions effective prior to January 1, 1998, for as long as and in the same form as the Participant's pension benefit under the SNETMPP, provided, however, that the Committee shall have the right to approve the Participant's election of the form of benefit payment; or (B) for distributions effective on or after January 1, 1998, in a single lump sum payment, unless the Participant has elected at least one year prior to the commencement of payment of the Excess Pension Benefit, one of the following forms of payment (i) a single life annuity, (ii) a 50% joint and survivor annuity, (iii) a lump sum certain, with or without a 50% survivor annuity, (iv) a combination 75% annuity, 25% lump sum, with or without a 50% survivor annuity or (v) a combination 50% annuity, 50% lump sum, with or without a 50% survivor annuity.

                                  11




4.   CBPA Benefit Payable in Event of Preretirement Death

     If a Participant dies before the date as of which his or her vested CPBA benefit commences under the SNETMPP, the vested CBPA payable under this Article A shall be distributed in a single lump sum payment to the Participant's Surviving Spouse (or if there is no Surviving Spouse, to the Participant's estate), except as otherwise provided in Paragraph 5 of Section 5 of this Article A. There shall be no benefit payable under Section 5 of this Article A upon the death of any non-vested Participant.

5.   Beneficiary in Event of Preretirement Death

     Effective May 22, 1996, a Participant, prior to termination of employment, may designate a beneficiary other than a Surviving Spouse or his estate, to receive a single lump sum payment of his or her vested CBPA payable under this Article A in the event the Participant dies prior to termination of employment or prior to commencement of the payment of the vested CBPA payable under this Article A following his or her termination of employment. If there is no Beneficiary designated, the the vested CBPA shall be distributed in accordance with Paragraph 4 of this Article A, Section 5 in a single lump sum payment. There shall be no benefit payable under Section 5 of this Article B upon the death of any non-vested Participant.

6.   Excess Death Benefit

     (a) If the actual Active Employee Death Benefit or Retiree Death Benefit ("Death Benefit") payable to any person as a result of the death of a Participant under the terms of the SNETMPP is reduced or limited by reason of the Compensation Limitation, an Excess Death Benefit shall be distributed as provided in this Section 5 to the beneficiary otherwise entitled to receive the Death Benefit under the terms and conditions of the SNETMPP.

     (b) The amount, if any, of the Excess Death Benefit payable shall be equal to the difference between (A) and (B) where:

          (A) is the amount of the Death Benefit which would be provided to the beneficiary under the SNETMPP without regard to the Compensation Limitation under the SNETMPP in effect as of the date of death; and

          (B) is the amount of the Death Benefit actually payable to such beneficiary under the SNETMPP.

     (c) The Excess Death Benefit provided under this Plan (i) shall commence at the same time, (ii) shall be distributed for as long as, and (iii) shall be distributed in the same benefit form as the Committee or its delegate has determined with respect to the Death Benefit payable under the SNETMPP.

                                  12




SECTION 6.     GENERAL PROVISIONS OF ARTICLE A

1.   Effective Date

     This Plan is effective with amendments through January 1, 1998.

2.   Rights to Benefits

     Neither the action of the Board of Directors in establishing this Plan nor any action hereafter taken by the Board or the Committee shall be construed as giving to any employee a right to be retained in the service of any Participating Company or any right or claim to any benefit after discharge from the service of any Participating Company, unless the right to such benefit has accrued prior to such discharge. No employee shall have any right against any Participating Company to any benefit under the Plan other than the amount to which the employee has theretofore become entitled and which the Committee has directed be distributed to that employee under the Plan. Benefits previously awarded may be discontinued at any time at the sole discretion of the Corporation or any Participating Company in accordance with the terms of the Plan.

3.   Assignment or Alienation

     Assignment or alienation of pensions or other benefits under this Plan will not be permitted or recognized except as otherwise required by law.

4.   Breaks in Service

     For purposes of this Plan, a break in service shall be defined and treated in the same manner as is set forth in the SNETMPP.

5.   Leaves of Absence

     For purposes of this Plan, a leave of absence shall be defined and administered in the same manner as is set forth in the SNETMPP.

6.   Multiple Participating Company Employment

     If a Participant is also a Participant of one or more other Participating Companies, any benefit to which such Participant may become entitled under the Plan shall be computed on the basis of the total combined pay which he is receiving from all such companies. Any maximum or minimum amounts fixed by the Plan for benefits shall apply to the total amount payable by all companies and not to the portion payable to any Participating Company or Companies.

7.   Payment to Others

     Benefits payable to any person to whom an amount is or was payable under the Plan who is unable to execute a proper receipt may be distributed to other person(s) in

                                  13


accordance with the standards and procedures set forth in the SNETMPP or the SNETPP, as applicable.

8.   Plan Termination

     The Board retains the right to terminate the Plan in whole or in part, and each Participating Company retains the right to withdraw from this Plan, at any time, for any reason, with or without notice. Unless the Participant provides prior written consent, however, said withdrawal or termination, as applicable, shall not affect the rights of any Participant or Surviving Spouse to any benefit under this Article A of the Plan to which such person may have previously become entitled as a result of the Participant's disability, death, termination of employment or a Change in Control which occurred prior to the effective date of the withdrawal or termination.

9.   Source of Payments

     Benefits arising under this Plan and all costs, charges, and expenses relating thereto will be payable from SNET's general assets. SNET may, however, establish a trust to pay all or a portion of such benefits and related expenses, provided such trust does not cause the Plan to be "funded" within the meaning of ERISA. To the extent trust assets are available, they may be used to pay benefits arising under this Plan and all costs, charges, and expenses relating thereto. To the extent that the funds held in the trust, if any, are insufficient to pay such benefits, costs, charges and expenses, SNET shall pay such benefits, costs, charges, and expenses from its general assets.

10.  Unfunded Status

     The Plan at all times shall be entirely unfunded for purposes of the Code and ERISA and no provision shall at any time be made with respect to segregating any assets of a Participating Company for payment of any benefits hereunder. Funds that may be invested through a trust described in Paragraph 9 of Section 6 of this Article A shall continue for all purposes to be part of the general assets of the Participating Company which invested the funds. The Plan constitutes a mere promise by SNET and the Participating Companies to make benefit payments, if any, in the future. No Participant, Surviving Spouse or any other person shall have any interest in any particular assets of a Participating Company by reason of the right to receive a benefit under the Plan and to the extent the Participant, Surviving Spouse or any other person acquires a right to receive benefits under this Plan, such right shall be no greater than the right of any unsecured general creditor of a Participating Company.

                                  14



SECTION 7.     CHANGE OF CONTROL

     Any provision of the Plan to the contrary notwithstanding, in the event of a Change of Control (as defined below), any benefit accrued as of and through the Change of Control, including, without limitation, by current Participants, former Participants or their annuitants or beneficiaries, including those currently receiving payments under the Plan, shall not be subject to forfeiture or suspension and shall be distributed in a single lump sum on the last day of the month following the month in which the Change of Control occurred, for those individuals currently receiving payments under Article A of the Plan, and on the last day of the month following the month in which occurs the event (e.g., termination of employment, disability or death) giving rise to the obligations of the Company or Participating Company to pay such benefit, for those individuals not currently receiving payments under Article A of the Plan. For this purpose, the accrued benefit shall be calculated based upon the provisions of the Plan in effect immediately prior to the Change of Control as if the event giving rise to the obligation of the Corporation or Participating Company to pay such benefit pursuant to the preceding sentence had occurred on the date of the Change of Control and shall not be adversely affected because of any subsequent events, including, without limitation, termination or amendment of the Plan or the SNETMPP or SNETPP, or lack of continued status.

     For purposes of this Section 7 of Article A, a Change of Control shall mean:

          (A) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) any acquisition by the Corporation, (3) any acquisition by any employee benefit plan (or related trust) participated in by the Corporation or any corporation controlled by the Corporation or (4) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a "Corporate Transaction"), if, pursuant to such Corporate Transaction, the conditions described in clauses (i), (ii) and
     (iii) of Paragraph (C) of this Section 7 of this Article A are satisfied; or

          (B) a change in the composition of the Board of Directors of the Corporation (the "Board") such that the individuals who, as of December 12, 1990, constitute the Board (the Board as of the above date shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this
     Section 7, that any individual who becomes a member of the Board subsequent to the above date whose election, or nomination for

                                  15



     election by the shareholders of the Corporation, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
     Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

          (C) the approval by the shareholders of the Corporation of a Corporate Transaction or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (other than the Corporation, any employee benefit plan (or related trust) participated in by the Corporation or such Corporation resulting form such Corporate Transaction and any Person beneficially owning, immediately prior to such Corporate Transaction and any person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, 20% or more of the Outstanding Corporation Common Stock or Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (D)  the approval by the shareholders of the Corporation of
     (i) a complete liquidation or dissolution of the Corporation or
     (ii) the sale or other disposition of all or substantially all of the assets of the Corporation; excluding, however, such a sale or other disposition to a corporation, with respect to which following such sale or other disposition, (l) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then

                                  16



     outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale of other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding corporation Voting Securities, as the case may be, (2) no Person (other than the Corporation and any employee benefit plan (or related trust) participated in by the Corporation or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Corporation Common Stock or Outstanding corporation Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more for, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

                                  17



SECTION 8.     PLAN MODIFICATION APPLICABLE TO ARTICLE A

     The Board may from time to time make changes in the Plan. In addition, the Senior Vice President-Organization Development of the Corporation (or any successor to that officer's responsibilities), with the concurrence of the Senior Vice President and General Counsel of the Corporation (or any successor to that officer's responsibilities), shall be authorized to make minor or administrative changes to the Plan, as well as changes dictated by the requirements of federal or state statutes applicable to any Participating Company or authorized or made desirable by such statutes. Such changes shall not affect the rights of any Participant, Surviving Spouse or parent, without the Participant's consent, to any benefit under the Plan to which such person may have previously become entitled as a result of a disability, death, termination of employment or a Change in Control which occurred prior to the effective date of such change.

                                  18




ARTICLE B.  SNET PENSION BENEFIT PLAN EXECUTIVE NON-QUALIFIED PENSION
                      AND DEATH BENEFIT PROGRAM


SECTION 1.     PURPOSE OF ARTICLE B OF THIS PLAN

     The purpose of this Article B of the Plan is to provide eligible management and highly compensated employees of the Corporation and its subsidiaries which have determined, with the consent of the Committee, to participate in this Plan, employer-provided benefits
(i) for certain forms of compensation otherwise excluded under the SNETMPP accrued benefit formula; and (ii) for supplementary death benefit coverage, as set forth more fully herein, to Non-Grandfathered Executives of the Corporation who retire from service, or in the event of death after retirement, to their annuitants, dependent relatives or beneficiaries, as applicable. The benefits provided under this Article B were formerly provided under the SNET Executive Non-Qualified Pension Plan and Excess Benefit Plan. Benefits are payable to Participants who retire from service, or in the event of death after retirement, to their dependent relatives or in certain cases, to their annuitants. These pension and death benefits are predicated on the actual and/or Standard Awards under SNET's Short Term Incentive Plan and on benefit entitlements payable from the SNETMPP but for the limitations more fully described herein.

                                  19



SECTION 2.     DEFINITIONS APPLICABLE UNDER ARTICLE B OF THIS PLAN

     1. The term "Active Payroll" shall mean in the active employment of the Corporation or its Subsidiaries as determined in accordance with their normal practices and procedures.

     2. The term "ADEA" shall mean the Age Discrimination in Employment Act of 1967 as amended in 1978 and as it may be amended from time to time.

     3. The term "Annual Basic Pay" shall mean annual base salary rate, excluding (1) all differentials regarded as temporary or extra payments and (2) all cash payments and incentive awards and distributions made under the Bell System Senior Management Long Term Incentive Plan or the SNET Short Term Incentive Plan or the SNET Long Term Incentive Plan or any other similar plan, as determined by the Committee.

     4. The words "Chairman of the Board", "President", and "Board of Directors" or "Board" shall mean the Chairman of the Board of Directors, President, and Board of Directors, respectively, of the Corporation.

     5. The term "Change of Control" shall be defined as set forth in Section 9 of this Article B.

     6. The term "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     7.   The word "Committee" shall mean the Employees' Benefit
Committee appointed by the Board of Directors to administer the Plan.

     8.   The word "Company" shall mean The Southern New England
Telephone Company, a Connecticut corporation, or its successors.

     9. The word "Corporation" shall mean Southern New England Telecommunications Corporation, a Connecticut corporation, or its
successors. 10.     The word "Executive" shall mean a management
employee classified as a Regular Employee on the Active Payroll of any Participating Company on or after August 10, 1980 who has attained a level of or higher than Executive Salary Grade Level 2, or its equivalent, or who on or after January 1, 1985 has attained a level of or higher than Executive Salary Grade Level 1, or its equivalent.

     11. The term "Grandfathered Executives" shall mean Executives who died prior to January 1, 1987, or retired prior to January 1, 1987 if they had attained age 55 on or before December 31, 1983.

     12. The term "Mandatory Retirement Age" shall mean, in accordance with applicable law, (1) for those employees referred to in Section 12(c)(1) of the ADEA, age 65 or at such later time as may be permissible under such section of the ADEA and (2) for those

                                  20



employees for whom age is a bona fide occupational qualification within the meaning of Section 4(f)(1) of the ADEA, at such time as may be applicable under the ADEA.

     13. The term "Non-Grandfathered Executive" shall mean an Executive who is not a Grandfathered Executive and who was a Non-
Grandfathered Executive on or before December 8, 1993.

     14. The term "Participating Company" shall mean the Corporation or any Subsidiary of the Corporation which shall have determined, with the concurrence of the Committee, to participate in the Plan.

     15. The words "Pension Act" shall mean the Employee Retirement Income Security Act of 1974 (ERISA), as it may be amended from time to time.

     16.  The term "SNETMPP" shall mean the SNET Management Pension
Plan.

     17.  The word "Plan" shall mean the SNET Pension Benefit Plan.

     18. The term "Position Rate" shall mean the mid-point of the Executive's salary grade level established periodically for each Executive's grade level.

     19. The term "Short Term Incentive Award" shall mean that amount distributed annually to an Executive which constitutes a percentage of the Standard Award as determined pursuant to the SNET Short Term Incentive Plan.

     20. The term "Standard Award" shall mean an amount determined annually under the SNET Short Term Incentive Plan.

     21. The words "Subsidiary or Subsidiaries" shall mean any corporation, partnership or other entity of which at least 50% of the Voting Stock is owned directly or indirectly by the Corporation.

     22.  The words "Surviving Spouse" shall mean, except as
otherwise provided,   (a) for an Executive who retires prior to
January 1, 1996 with a service or disability benefit payable under this Article B or who dies while an active employee prior to January 1, 1996, a spouse married to the Executive as of the termination of employment date; and (b) for an Executive who terminates employment prior to January 1, 1996 with a deferred benefit payable under this Article B, a spouse who has been married to the Executive throughout the one-year period ending on the earlier of (a) the Executive's annuity starting date under this Article B, or (b) the date of the Executive's death; provided, however, if the Executive marries within one year before the annuity starting date, and the Executive and the Executive's spouse in such marriage have been married for at least a one-year period ending on or before the date of the Executive's death, such Executive and such spouse shall be treated as having been married throughout the one-year period ending on the annuity starting date.

                                  21



     23. The expression "Term of Employment", except as expressly limited or stated elsewhere in the Plan, shall have the same meaning as that expression is used in the SNETMPP.

     27. The use in this Plan of personal pronouns of the masculine gender is intended to include both the masculine and feminine genders.

                                  22



SECTION 3.     ADMINISTRATION OF THIS ARTICLE B

     1. The Corporation shall be the Sponsor of the Plan and the Plan Administrator of the Plan as those terms are defined in the Pension Act. The Committee shall have the administrative responsibilities set forth below.

     2. (a) The Committee shall have the specific powers elsewhere herein granted to it and shall have such other powers as may be necessary in order to enable it to administer the Plan, except for powers herein granted or provided to be granted to others.

          (b) The procedures for adoption of by-laws, and rules of procedure, for the employment of a Secretary and assistants, with authority with respect to claims of Executives shall be the same as are set forth in the SNETMPP.

          (c) In accordance with the terms of the Plan, the Secretary of the Committee shall grant or deny claims for benefits under the Plan with respect to Executives and Participants and authorize disbursements according to the terms of this Plan. Adequate notice, pursuant to applicable law, shall be provided in writing to any Executive or beneficiary whose claim has been denied, setting forth the specific reasons for such denial and any other information required to be furnished under the Pension Act.

     3. The review and appeal procedures for Executives whose claims have been denied shall be the same as those procedures set forth in the SNETMPP.

     4. The Committee shall serve as the final review committee under the Plan, with the authority to determine conclusively for all parties any and all questions arising from administration of the Plan, and shall have sole and complete discretionary authority and control to manage the operation and administration of the Plan, including, but not limited to, the determination of all questions relating to eligibility for participation and benefits, interpretation of all Plan provisions, determination of the amount and kind of benefits payable to any Executive or Surviving Spouse, and the construction of disputed and doubtful terms. Such decisions by the Committee shall be conclusive and binding on all parties and not subject to further review.

     5. The expenses of the Committee in administering the Plan shall be borne by the Participating Companies.

     6. The Corporation, the Company and the Committee are each a named fiduciary as that term is used in the Pension Act with respect to the particular duties and responsibilities herein provided to be allocated to each of them.

     7. The Corporation may allocate responsibilities for the operation and administration of the Plan consistent with the Plan's terms. The Corporation and other named fiduciaries may designate in writing other persons to carry out their respective responsibilities under the Plan, and may employ persons to advise them with regard to any such responsibilities.

                                  23




     8. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

                                  24




SECTION 4.     NON-QUALIFIED PENSION BENEFITS

1.   Participation

     All persons who were Grandfathered  Executives or Non-
Grandfathered Executives on or before December 13, 1995 and who retired or terminated employment prior to January 1, 1996 ("Eligible Executives") are deemed participants in Section 4 of this Article B.

     2.   Eligibility

     (a) Service Benefit: An individual who is an Eligible Executive at the time of employment termination and (i) has received or is eligible to receive an award under the SNET Short Term Incentive Plan, and (ii) is eligible for a service pension pursuant to the terms of the SNETMPP, is eligible for a service benefit pursuant to this Plan, if the computation of a benefit amount pursuant to Paragraph 3 of this Section 4 of this Article B results in an amount payable to such Eligible Executive.

     (b) Deferred Benefit: Except as otherwise specified in Paragraph 8 of this Section 4 of this Article B, any individual who is an Eligible Executive at the time of employment termination and
(i) has received or is eligible to receive an award under the SNET Short Term Incentive Plan, and (ii) is eligible for a deferred vested pension pursuant to the terms and conditions of the SNETMPP, is eligible for a deferred benefit pursuant to this Article B, if the computation of a benefit amount pursuant to Paragraph 3 of this
Section 4 of this Article B results in an amount payable to such Eligible Executive.

     (c) Disability Benefit: An individual who, while an Eligible Executive, has become eligible for a disability pension pursuant to the terms of the SNETMPP shall be eligible for a disability benefit hereunder, if the computation of a benefit amount pursuant to Paragraph 3 of this Section 4 of this Article B results in an amount payable to such Eligible Executive. Should the disability pension be discontinued pursuant to the terms of the SNETMPP, the disability benefit hereunder shall be discontinued as well.

     (d) Normal Retirement Age: "Normal Retirement Age" is the age of sixty-five years.

     (e) Mandatory Retirement Age: Each Eligible Executive shall be retired from the Active Payroll or shall cease to be eligible for continued employment, as applicable, no later than the last day of the month in which such Executive attains the Mandatory Retirement Age.

                                  25



3.   Benefit Amounts

     (a)  Computation of Benefit

      (i) Benefit Formula: Effective December 8, 1993, for all Eligible Executives in such executive position as of December 8, 1993, the monthly benefit shall equal the difference between A and B:

          Where:

          A = Adjusted career income as determined in Subparagraph
              3(a)(ii) of this of this Section 4 of Article B multiplied by 1.6% and the result then divided by 12; and

          B = Adjusted career income as is set forth in the SNETMPP, except that it shall be determined solely on actual
              Short Term Incentive Awards granted for services performed after 1988, multiplied by 1.6% and the result then divided by 12;

          Effective December 13, 1995, for all Eligible Executives actively employed by SNET in such executive positions as of such date, A and B above shall be determined as of December 13, 1995 and shall not, in any year subsequent to 1995, be increased or decreased. Such frozen benefit determined under this Section 4, Paragraph 3(a)(i) of this Article B shall be considered with the accrued benefits calculated for each such Eligible Executive effective January 1, 1996 under the initial cash balance plan account provisions of the SNETMPP for purposes of ensuring that the total SNET pension benefit shall never be less than the amount to which each such Eligible Executive was previously entitled before application of any plan amendments adopted effective December 13, 1995; provided, however, that such frozen pension benefit will not be separately available under the provisions of this Article B.

          (ii) Adjusted Career Income:

               (1) The "adjusted career income" referred to in Subparagraph 3(a)(i), of each Executive who retires during the period January 1, 1991 to December 13, 1995, inclusive, shall equal the product of the Executive's average annual compensation earned for the highest five full performance years preceding such Executive's date of retirement and such Executive's Term of Employment as of the date of retirement. For purposes of this Paragraph 3(a)(ii)(1), the term "compensation" shall mean an Executive's earned actual Short Term Incentive Award which is not more than 50% of the Annual Basic Pay as of December 31 of each performance year in which it is earned.

               (2) The "adjusted career income", referred to in Subparagraph 3(a)(i), of each Executive who retires during the period beginning January 1, 1989 to December 31, 1990 shall equal the product of the Executive's average annual compensation earned for the five full performance years preceding such Executive's date of retirement and such

                                  26


Executive's Term of Employment as of the date of retirement. For purposes of this Paragraph 3(a)(ii)(2), the term "compensation" shall mean an Executive's earned actual Short Term Incentive Award which is not more than 50% of the Position Rate as of December 31 of each performance year in which it is earned.

               (3) The "adjusted career income", referred to in Subparagraph 3(a)(i), of each Executive who retired during the period beginning January 1, 1985 to December 31, 1988, shall equal the sum of (A) the product of the Executive's average annual compensation earned for the period from January 1, 1979 to October 31, 1983, inclusive, and such Executive's Term of Employment as of December 31, 1983, plus (B) such Executive's earned compensation for all periods after December 31, 1983 which are included in his Term of Employment. For purposes of this paragraph 3(a)(ii)(3), the term "compensation" shall mean an Executive's earned actual Short Term Incentive Award which is not more than 50% of the Position Rate as of December 31 of each performance year in which it is earned.

               (4) The "adjusted career income", referred to in Subparagraph 3(a)(i), of each Executive who retired during the period beginning September 15, 1983 to December 31, 1984, inclusive, shall equal the sum of (A) the product of the Executive's average annual compensation earned for the period from April 1, 1978 to March 31, 1983, inclusive, and such Executive's Term of Employment as of March 31, 1983, plus (B) such Executive's earned compensation for all periods after March 31, 1983 which are included in his Term of Employment. For purposes of this Paragraph 3(a)(ii)(4), the term "compensation shall mean an Executive's earned actual Short Term Incentive Award which is not more than 50% of the Position Rate as of December 31 of each performance year in which it is earned.

               (5) The "adjusted career income", referred to in Subparagraph 3(a)(i), of each Executive who retired during the period beginning January 31, 1982 to September 14, 1983, inclusive, shall equal the sum of (A) the product of the Executive's average annual compensation earned for the period from October 1, 1976 to September 30, 1981, inclusive, and such Executive's Term of Employment as of September 30, 1981, plus (B) such Executive's earned compensation for all periods after September 30, 1981 which are included in his Term of Employment. For purposes of this Paragraph 3(a)(ii)(5), the term "compensation" shall mean an Executive's earned actual Short Term Incentive Award which is not more than 15% of the Position Rate as of December 31 of each performance year in which it is earned.

               (6) The "adjusted career income", referred to in Subparagraph 3(a)(i), of each Executive who retired during the period beginning August 10, 1980 to January 30, 1982, inclusive, shall equal the sum of (A) the product of the Executive's average annual compensation earned for the period from January 1, 1975 to December 31, 1979, inclusive, and such Executive's Term of Employment as of December 31, 1979, plus (B) such Executive's earned compensation or all periods after December 31, 1979 which are included in his Term of Employment. For purposes of this Paragraph 3(a)(ii)(6), the term "compensation" shall mean an Executive's earned actual Short Term Incentive Award which

                                  27


is not more than 15% of the Position Rate as of December 31 of each performance year in which it is earned.

     (b)  Year of Retirement Proration

     When determining the extent to which the 15% or 50% limitation, respectively, may apply to limit the pensionable portion of the Short Term Incentive Award, the Position Rate will be prorated by multiplying such Position Rate by a fraction, the numerator of which shall be the number of months worked (to the next full month) in the final year of employment and the denominator of which shall be twelve.

     (c)  Early Retirement Discount

     The monthly service benefit allowance, determined in accordance with the provisions of this Paragraph 3, for each Eligible Executive who is granted a service benefit for reasons other than total disability as a result of sickness or injury, shall be reduced by one-half percent (0.5%) for each calendar month or part thereof by which his age at time of retirement is less than 55 years, except that each Executive retired with thirty (30) or more years of service shall receive a monthly benefit allowance reduced by one-quarter percent (0.25%) for each calendar month or part thereof by which such Executive's age at the time of retirement is less than 55 years.

     (d)  Deferred Benefit Amount

     The monthly benefit allowance for each Executive who terminated employment on or before January 1, 1996 and who is eligible for a deferred benefit under the provisions of Paragraph 2(b) of this
Section 4 shall be calculated exclusively in accordance with the provisions specified as applicable to those receiving a benefit under Paragraph 2(a) or 2(c) of this Section 4 effective as of the date such Executive leaves the service of a Participating Company other than for reasons of transfer to another Participating Company, or the date which is the last day of the month in which the 65th birthday occurs, whichever is earlier, and, in any case, as if such Executive had retired on such date and no recomputation of the benefit shall be made after such date or as a result of amendments made to this Plan subsequent to such date. An Executive who leaves the service of a Participating Company with eligibility for a deferred benefit in accordance with Paragraph 2(b) of this Section 4 but is not entitled to any other class of pension or benefit shall not be considered a retiree pursuant to the SNETMPP or a retired Executive.

     (e)  Automatic Survivor Annuity

     In the event of the death of an Executive who (i) is eligible to participate in this Plan pursuant to Paragraph 1 of this
Section 4 as of December 8, 1993 and (ii) is on the Active Payroll as of the time of his death on or before January 1, 1996 and
(iii) is eligible for a deferred benefit under Paragraph 2(b) of this Section 4 at the time of his death or who is

                                  28



eligible for a service benefit under Paragraph 2(a) of this
Section 4 at the time of his death and (iv) who leaves a Surviving Spouse married to him at the time of his death, such Surviving Spouse shall receive a survivor annuity in the amount of 45% of the benefit which would have been payable had such Executive retired with a service benefit, regardless of his actual eligibility therefore, on the date of his death; provided, however, that if an Executive has less than 10 years of service (as defined under the SNETMPP) and is eligible for deferred benefit under Section 4, Paragraph 2(b) of this Article B as of his date of death, the present value (as determined under the SNETMPP) of the automatic survivor annuity provided under this Paragraph 3(e) shall be distributed to the Surviving Spouse in a single lump sum as of the last day of the month following the month in which the Executive has died. For purposes of calculating the automatic survivor annuity provided in this Paragraph 3(e), the early retirement discount in Paragraph 3(c) of this Section 4 of this Article B shall not apply. No annuity or lump sum under this Paragraph 3(e) shall be payable at the death of a pensioner or former employee or upon the death of an Executive who does not have a Surviving Spouse.

     (f)  Service Beyond Normal Retirement Age

     Service after the last day of the month in which an Executive attains Normal Retirement Age shall be considered in the same manner as is set forth in the SNETMPP.

     (g)  Special Increases

     Monthly service and disability benefit payments as determined under Paragraphs 3(a) and (c) of this Section 4 to retired Executives, and automatic survivor annuity payments to Surviving Spouses married to an Executive at the time of his death as determined under Paragraph 3(e) of this Section 4, shall be increased by the same percentage and pursuant to the same terms and conditions as are set forth in the SNETMPP for similar forms of benefits.

     (h)  Minimum Benefit

     The monthly benefit of (i) each Executive eligible to participate in the Plan during the period December 8, 1993 to December 13, 1995, inclusive, and (ii) each Executive in such executive position as of December 8, 1993 to December 13, 1995, inclusive, to the extent this monthly benefit exceeds the benefit provided in Paragraph 3(a)(i) of this Section 4, shall equal one-twelfth of the excess, if any, of (A) over (B) below, where--

          (A) is the product of (i) for an Executive with less than twenty-five years of service, two percent (2%) and Term of Employment (not exceeding forty percent) multiplied by Average Annual Basic Pay; or (ii) for an Executive with twenty-five or more years of service, the product of one and six-tenths percent (1.6%) and Term of Employment multiplied by Average Annual Basic Pay. For this purpose, Average Annual Basic Pay shall mean Annual Basic Pay for the 36 month period immediately preceding the date the Executive terminates from service;

                                  29



          (B)  is the sum of:

               (1) the annual amount, if any, payable under Paragraph 3(a)(i) of this Article B in a single life annuity form to the Executive as of the termination of employment date;

               (2) the annual amount, if any, payable under Article C of this Plan, payable in a single life annuity form to the Executive as of the termination of employment date; and

               (3) the annual amount, if any, payable under the SNETMPP, payable in a single life annuity form to the Executive as of the termination of employment date.

          The monthly benefit provided in this Paragraph 3(h) shall be subject to the early retirement discount, if any, as determined under Paragraph 3(c) of Section 4 of this Article B.

          Effective December 31, 1995, eligibility for a determination of a monthly benefit as provided in this Paragraph 3(h) shall be eliminated for all Executives on the Active Payroll on or after such date.

4.   Payments to Executives

     Subject to Paragraph 3(e) of this Section 4 and Sections 7 and 9 of this Article B, benefits to an Executive (a) shall commence at the same time, (b) shall be distributed for as long as and (c) shall be distributed in the same form as the Executive's pension benefit under the SNETMPP. Payments under this Section 4 shall be calculated in accordance with the rules, procedures and assumptions utilized under the SNETMPP, except as otherwise expressly provided in this Article B.

5.   No Surviving Spouse

     If an Executive dies before the date as of which his or her benefit commences under Section 4 of this Article B and he or she does not have a Surviving Spouse on his or her date of death, no benefit otherwise payable under this Section 4 shall be distributed after the death of the Executive with respect to the Executive.

6.   Post-Termination Joint and Survivor Annuity

     a) Eligibility. The Post-Termination Joint and Survivor Annuity option ("Joint and Survivor Annuity") provides a monthly benefit to a Surviving Spouse upon the death, after termination of employment for reasons other than retirement with a service or disability benefit, of a Non-Grandfathered Executive. The benefit is payable to the Surviving Spouse only if the Non-Grandfathered Executive leaves a Participating Company with eligibility for a deferred vested pension under the SNETMPP and this Article B on or after August 10, 1980. If there is no Surviving Spouse, or if the Non-Grandfathered Executive waived the provisions

                                  30



under this Paragraph 6, no Joint and Survivor Annuity benefit will be paid under this Section 4.

     b) Election of Benefit. A Non-Grandfathered Executive shall be deemed to have elected to receive the Joint and Survivor Annuity option for all benefits under this Section 4 if the Non-Grandfathered Executive has a Surviving Spouse as of the date the Executive commences deferred vested pension benefits under the SNETMPP; provided, however, that a Non-Grandfathered Executive may make a one-time irrevocable election to waive this Joint and Survivor Annuity option with respect to payments which would otherwise be made to a Surviving Spouse following the death of the Executive. Such election shall be made within sixty (60) days of an employee becoming classified as an Executive or within sixty (60) days of adoption of this election procedure, whichever is later, and shall permit the Non-Grandfathered Executive to waive the Joint and Survivor Annuity regardless of his marital status at the time of election. A Non-Grandfathered Executive shall not otherwise be entitled to the Joint and Survivor Annuity option under this Plan.

     c) Benefit Amount. If the Joint and Survivor Annuity option is applicable as of the date a Non-Grandfathered Executive is entitled to commence deferred vested pension benefits under this Section 4, such deferred vested pension benefits payable to the Non-Grandfathered Executive shall be reduced to eighty-five percent (85%) of such amount; provided, however, if the Non-Grandfathered Executive elects to commence receipt of such pension payments prior to the Normal Retirement Age, the aforementioned reduction shall be consistent with the early retirement factors (with joint and survivor annuity election) under the SNETMPP. If the Non-Grandfathered Executive's Surviving Spouse predeceases the Non-Grandfathered Executive, the aforementioned percentage reduction shall not be restored. Subject to Section 9 of this Article B, the amount to be paid the Surviving Spouse for as long as such Surviving Spouse survives the Executive shall be computed as of the time of commencement of such Executive's deferred vested pension as an amount equal to fifty percent (50%) of the reduced pension payable to the Executive under Section 4 of this Article B.

7.   Deferral of Payments

     If an Executive, who terminates employment on or after September 8, 1993, elects the Pension Deferral Option in accordance with the terms and conditions under the SNETMPP, benefit payments under
Section 4 of this Article B shall commence simultaneously with the commencement of the service pension under the SNETMPP. If the Executive who elected the Pension Deferral Option should die prior to commencement of benefit payments under this Article B, the provisions of Section 4, Paragraph 3(e) of this Article B shall apply.

8.   Treatment During Subsequent Employment

     Employment with any Participating Company subsequent to retirement or termination of employment with entitlement to any type of benefit described in this Section 4 shall not suspend the right of a former Participant receiving pension payments or a person otherwise entitled to receive a pension to payment payments during the period he continues in such

                                  31


employment and the form of distribution of such pension payments shall not be changed as a result of such employment.

9.   Termination of Non-Qualified Pension Benefit Program

     Effective December 13, 1995, the provisions of Section 4 of this Article B will no longer be effective on the date that the last benefit payment is made pursuant to this Section 4.

                                  32



SECTION 5.     DEATH BENEFITS

1.   Participation and Administration

     Only Executives who were on the Active Payroll as of September 17, 1989 shall be eligible under Section 5 of this Article B to receive a death benefit in an amount described below in Paragraph 2 while an Executive and remaining on the Active Payroll. Only those Executives who were eligible for a service pension on or before September 17, 1989 will be eligible under Section 5 of this Article B to receive a death benefit during retirement in an amount described below in Paragraph 2. The death benefits described in this Section 5 provide for active employee and retiree death benefits in addition to, and subject to the same terms and conditions and administered in the same manner as the Death Benefit provisions within the SNETMPP, except as is herein specified.

2.   Definition of Death Benefit Amount

     For purposes of death benefits under Section 5 of this Article B, the death benefit amount is defined as follows:

          (a) For an Executive who dies while on the Active Payroll or who retires on or after October 31, 1981, the death benefit amount shall be the lesser of (i) the Executive's Standard Award in effect as of the earlier of retirement or death; (ii) 50% of the Executive's Position Rate as of the earlier of retirement or death; (iii) the Executive's Standard Award in effect as of January 1, 1992; or (iv) 50% of the Executive's Position Rate on such date.

          (b) For an Executive who retired during the period from August 10, 1980 through October 30, 1981, inclusive, the death benefit amount shall be the lesser of the Executive's Standard Award in effect as of his retirement, or 15% of the Executive's Position Rate as of retirement.

3.   Payment of Death Benefits

     Payment of death benefits under this Section 5 shall be made as of the last day of the month following the month in which the Executive's death occurred.

4.   Waiver of Benefit

     If a Grandfathered Executive is deemed to have waived the death benefit for which he was eligible under the SNETMPP, he will be deemed to have irrevocably waived the death benefit pursuant to
Section 5 of this Article B as well. Effective November 1, 1991, no Grandfathered Executive shall be permitted to waive the death benefit or revoke an existing waiver of such death benefit under Article B of this Plan.

                                  33



SECTION 6.     POST-RETIREMENT LIFE INSURANCE SUPPLEMENT PROGRAM

1.   Description

     The Post-Retirement Life Insurance Supplement Program makes up for the post-age 65 reduction in the level of Company- provided Group Life Insurance for Non-Grandfathered Executives and for individuals who become Executives after December 8, 1993 ("Eligible Individuals"). In combination with the post-retirement Company-provided level of Group Life Insurance, it assures a total death benefit equal to the Annual Basic Pay at retirement rounded to the coverage amount at retirement, to the extent required by Paragraph 4 of this Section 6.

2.   Participation

     All persons who retire as an Eligible Individual from a Participating Company with a service benefit or disability benefit as defined under Section 4 of this Article B are participants in this program.

3.   Beneficiary

     An Eligible Individual may name any person or persons, his or her estate, any organization or a trust as beneficiary. Beneficiary designations need not be the same as under other coverages. Beneficiary designations can be changed any time by submitting a new form to the Corporation or its delegate. In the event of death, the Post-Retirement Life Insurance Supplement Program provides a benefit that is distributed in a lump sum to the beneficiary or beneficiaries; if there are no surviving beneficiaries, the benefit is distributed in a lump sum to the Eligible Individual's estate. Payments are made as of the last day of the month following the month in which the Eligible Individual's date of death occurred.

4.   Coverage Amounts

     The Company-provided level of Group Life Insurance equals Annual Basic Pay at the time of retirement rounded to the next higher $1,000 for Eligible Individual's retiring prior to April 1, 1986, and, for Eligible Individual's retiring on or after April 1, 1986, Annual Basic Pay shall be determined for purposes of this Section 6 as of the September 1 of the year immediately preceding the year of the Eligible Individual's retirement, rounded to the next higher $10,000. This level of coverage shall remain in effect through age 65. At age 66 and on each of the next four anniversaries of that coverage, coverage under the Company-provided Group Life Insurance is reduced by 10% until, during the year in which age 70 is attained, it equals 50% of the Company-provided level of Group Life Insurance. To offset this reduction, the Post-Retirement Life Insurance Supplement Program provides a schedule of death benefit coverage equal to:

                                  34



     10% of final active Company-provided Group Life Insurance beginning at age 66 increased to
       20% at age 67
       30% at age 68
       40% at age 69
     to a maximum of
       50% at age 70 -- which continues in effect until death.

     Nothing contained in this Section 6 shall require the Corporation or any Participating Company to purchase life insurance on the life or lives of any Eligible Individuals. Benefits payable under this Section 6 shall represent an obligation of the Corporation or Participating Company, if applicable, and shall not entitle an Eligible Individual to rights or payments under any life insurance policy.

                                  35



SECTION 7.     POST-RETIREMENT SURVIVOR'S ANNUITY OPTION

1.   Description

     The Post-Retirement Survivor's Annuity Option provides a monthly benefit to the eligible beneficiary (spouse or parent) upon the death, after retirement, of a Non-Grandfathered Executive. The benefit is payable to the beneficiary only if the Non-Grandfathered Executive retires from a Participating Company with a service pension or disability pension under the SNETMPP on or after August 10, 1980 and is a Non-Grandfathered Executive on the Active Payroll on December 8, 1993 and retired prior to January 1, 1996.

2.   Beneficiary

     The benefit is payable, in the order of priority shown, to the eligible beneficiary as follows:

          (a)  the Surviving Spouse, if living with the Non-
     Grandfathered Executive at the time of death; otherwise to

          (b) a surviving parent. (If both parents survive, benefit will be distributed in equal shares to both.)

     If there is no Surviving Spouse or parent, or if the Non-
Grandfathered Executive waived the provisions of this Section 7 and terminated employment prior to January 1, 1996, no benefit will be distributed under this Section 7.

3.   Election of Benefit

     A Non-Grandfathered Executive who was on the Active Payroll on December 8, 1993 and who retired prior to January 1, 1996 shall be deemed to have elected to receive the Survivor Annuity option for all benefits payable under Section 4 of this Article B if the Non-Grandfathered Executive is married or has a surviving parent as of the date the Executive commences benefits under the SNETMPP; provided, however, that a Non-Grandfathered Executive may make a one-time irrevocable election to waive this Survivor Annuity option with respect to payments which would otherwise be made to a Surviving Spouse or parent following the death of the Executive. Such election shall be made within sixty (60) days of an Executive becoming eligible for a benefit under Section 4 of this Article B prior to December 13, 1995 or within sixty (60) days of adoption of this election procedure, whichever is later, and shall permit the Non-Grandfathered Executive to waive the Survivor Annuity regardless of his marital status or whether he has parents surviving at the time of election. A Non-Grandfathered Executive shall not otherwise be entitled to a Survivor's Annuity option under this Article B.

                                  36




4.   Benefit Amount

     If the Survivor's Annuity option is applicable as of the date a Non-Grandfathered Executive is entitled to commence benefits under
Section 4 of this Article B, the amount of the pension otherwise payable under Section 4 of this Article B to the Non-Grandfathered Executive shall be reduced to ninety percent (90%) of such amount. Notwithstanding the foregoing, if the Non-Grandfathered Executive's spouse, if any, and parents predecease the Non-Grandfathered Executive, the aforementioned percentage shall be increased from ninety percent (90%) to one hundred percent (100%) as of the first day of the month following the month in which the last surviving parent or spouse has died. Subject to Section 9 of this Article B, the amount to be distributed the annuitant for as long as such annuitant survives the Executive shall be computed as of the time of retirement of such Executive as an amount equal to fifty percent (50%) of the reduced pension payable to the Executive under Section 4 of this Article B.

                                  37



SECTION 8.     GENERAL PROVISIONS

1.   Effective Date

     This Plan is effective with amendments through January 1, 1998.

2.   Rights to Benefits

     Neither the action of the Board of Directors in establishing this Plan nor any action hereafter taken by the Board or the Committee shall be construed as giving to any employee a right to be retained in the service of any Participating Company or any right or claim to any benefit after discharge from the service of any Participating Company, unless the right to such benefit has accrued prior to such discharge. No employee shall have any right to a service or deferred benefit unless he meets the conditions specified in Paragraph 2(a) or 2(b) of Section 4 of the Plan, respectively, nor any right against any Participating Company to any benefit under the Plan other than the amount to which the employee has theretofore become entitled and which the Committee has directed be distributed to that employee under the Plan. Benefits previously awarded may be discontinued at any time at the sole discretion of the Corporation or any Participating Company in accordance with the terms of the Plan. In addition to the prerequisites for a service benefit, a deferred benefit, a disability benefit, and/or a death benefit set forth herein, an individual, or his annuitants or beneficiaries, as applicable, shall only be eligible for a benefit if the individual is an Executive with respect to the respective benefits at the time of retirement, termination of employment or death. There shall be no eligibility for benefits in the case of an individual who was an Executive for any period during his Term of Employment, but who is not an Executive at the time of his retirement, termination of employment or death.

3.   Assignment or Alienation

     Assignment or alienation of pensions or other benefits under this Plan will not be permitted or recognized except as otherwise required by law.

4.   Breaks in Service

     For purposes of this Plan, a break in service shall be defined and treated in the same manner as is set forth in the SNETMPP.

5.   Leaves of Absence

     For purposes of this Plan, a leave of absence shall be defined and administered in the same manner as is set forth in the SNETMPP.

6.   Lump Sum Payments

     A lump sum payment or payments to applicable beneficiaries and annuitants of retired Executives (except Grandfathered Executives) who have retired as of January 1, 1987 or who were Executives as of January 1, 1987 and eligible to participate in this Plan pursuant

                                  38



to Paragraph 1 of Section 4 as of December 8, 1993 will be reasonably estimated so that applicable beneficiaries and annuitants shall receive a tax differential payment equal to the difference between
(a) the beneficiary's or annuitant's assumed Federal income tax liability from payment of the SNETMPP death benefit and payment of this Article B's survivor annuity and death benefits and (b) the beneficiary's or annuitant's assumed Federal income tax liability had such benefits been distributed under the SNET Executive Life Insurance Program.

7.   Multiple Participating Company Employment

     If an Executive of the Corporation is also an Executive of one or more other Participating Companies, any benefit to which such Executive may become entitled under the Plan shall be computed on the basis of the total combined pay which he is receiving from all such companies. Any maximum or minimum amounts fixed by the Plan for benefits shall apply to the total amount payable by all companies and not to the portion payable to any Participating Company or Companies.

8.   Payment to Others

     Benefits payable to any person to whom an amount is or was payable under the Plan who is unable to execute a proper receipt may be distributed to other person(s) in accordance with the standards and procedures set forth in the SNETMPP.

9.   Plan Termination

     The Board retains the right to terminate the Plan in whole or in part, and each Participating Company retains the right to withdraw from this Plan, at any time, for any reason, with or without notice. Unless the Executive provides prior written consent, however, said withdrawal or termination, as applicable, shall not affect the rights of any Executive, Surviving Spouse or parent to any benefit under this Article B to which such person may have previously become entitled as a result of the Executive's disability, death, termination of employment or Change in Control which occurred prior to the effective date of the withdrawal or termination.

10.  Source of Payments

     Benefits arising under this Plan and all costs, charges, and expenses relating thereto will be payable from SNET's general assets. SNET may, however, establish a trust to pay such benefits and related expenses, provided such trust does not cause the Plan to be "funded" within the meaning of ERISA. To the extent trust assets are available, they may be used to pay benefits arising under this Plan and all costs, charges, and expenses relating thereto. To the extent that the funds held in the trust, if any, are insufficient to pay such benefits, costs, charges and expenses, SNET shall pay such benefits, costs, charges, and expenses from its general assets.

                                  39



11.  Unfunded Status

     The Plan at all times shall be entirely unfunded for purposes of the Code and ERISA and no provision shall at any time be made with respect to segregating any assets of a Participating Company for payment of any benefits hereunder. Funds that may be invested through a trust described in Paragraph 10 of Section 8 of this Article B continue for all purposes to be part of the general assets of the Participating Company which invested the funds. The Plan constitutes a mere promise by SNET and the Participating Companies to make payments, if any, in the future. No Participant, Surviving Spouse or any other person shall have any interest in any particular assets of a Participating Company by reason of the right to receive a benefit under the Plan and to the extent the Participant, Surviving Spouse or any other person acquires a right to receive benefits under this Plan, such right shall be no greater than the right of any unsecured general creditor of a Participating Company.

                                  40



SECTION 9.     CHANGE OF CONTROL

     Any provision of the Plan to the contrary notwithstanding, in the event of a Change of Control (as defined below), any benefit accrued as of and through the Change of Control, including, without limitation, by current Executives, retired Executives or their annuitants or beneficiaries, including those currently receiving payments under the Plan, shall not be subject to forfeiture or suspension and shall be distributed in a single lump sum on the last day of the month following the month in which the Change of Control occurred, for those individuals currently receiving payments under Article B of the Plan, and on the last day of the month following the month in which occurs the event (e.g., termination of employment, disability or death) giving rise to the obligations of the Company or Participating Company to pay such benefit, for those individuals not currently receiving payments under Article B of the Plan. For this purpose, the accrued benefit shall be calculated based upon the provisions of the Plan in effect immediately prior to the Change of Control as if the event giving rise to the obligation of the Corporation or Participating Company to pay such benefit pursuant to the preceding sentence had occurred on the date of the Change of Control and shall not be adversely affected because of any subsequent events, including, without limitation, termination or amendment of the Plan or the SNETMPP, or lack of continued status; provided, however, that any early retirement discount pursuant to Paragraph 2(c) of Section 4 of this Article B as in effect immediately prior to the Change of Control shall be taken into account, if applicable, to reduce such accrued benefit only based on actual date of retirement.

     For purposes of this Section 9 of Article B, a Change of Control shall mean:

          (A) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) any acquisition by the Corporation, (3) any acquisition by any employee benefit plan (or related trust) participated in by the Corporation or any corporation controlled by the Corporation or (4) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a "Corporate Transaction"), if, pursuant to such Corporate Transaction, the conditions described in clauses (i), (ii) and
     (iii) of Paragraph (C) of this Section 9 of this Article B are satisfied; or

          (B) a change in the composition of the Board of Directors of the Corporation (the "Board") such that the individuals who, as of December 12, 1990, constitute the Board (the Board as of the above date shall be hereinafter referred to as the

                                  41



     "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this
     Section 9 of Article B, that any individual who becomes a member of the Board subsequent to the above date whose election, or nomination for election by the shareholders of the Corporation, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

          (C) the approval by the shareholders of the Corporation of a Corporate Transaction or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (other than the Corporation, any employee benefit plan (or related trust) participated in by the Corporation or such Corporation resulting form such Corporate Transaction and any Person beneficially owning, immediately prior to such Corporate Transaction and any person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, 20% or more of the Outstanding Corporation Common Stock or Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (D)  the approval by the shareholders of the Corporation of
     (i) a complete liquidation or dissolution of the Corporation or
     (ii) the sale or other disposition of all or substantially all of the assets of the Corporation; excluding, however, such a sale or

                                  42


     other disposition to a corporation, with respect to which following such sale or other disposition, (l) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale of other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding corporation Voting Securities, as the case may be, (2) no Person (other than the Corporation and any employee benefit plan (or related trust) participated in by the Corporation or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Corporation Common Stock or Outstanding corporation Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more for, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

                                  43




SECTION 10.    PLAN MODIFICATION APPLICABLE TO ARTICLE B

     The Board may from time to time make changes in the Plan. In addition, the Senior Vice President-Organization Development of the Corporation (or any successor to that officer's responsibilities), with the concurrence of the Senior Vice President and General Counsel of the Corporation (or any successor to that officer's responsibilities), shall be authorized to make minor or administrative changes to the Plan, as well as changes dictated by the requirements of federal or state statutes applicable to any Participating Company or authorized or made desirable by such statutes. Such changes shall not affect the rights of any Executive, Surviving Spouse or parent, without the Executive's consent, to any benefit under the Plan to which such person may have previously become entitled as a result of a disability, death, termination of employment or a Change in Control which occurred prior to the effective date of such change.

                                 44




ARTICLE C.  SNET MID-CAREER PENSION PLAN PROGRAM

SECTION 1.     PURPOSE OF ARTICLE C OF THIS PLAN

     The purpose of this Article C of the Plan is to provide eligible management and highly compensated employees of the Corporation and its subsidiaries which have determined, with the consent of the Committee, to participate in this Plan, employer-provided benefits for certain unfunded single life pension payments, as set forth more fully herein, to eligible employees of the Corporation. The benefits provided under this Article C were formerly provided under the SNET Mid-Career Pension Plan effective with amendments through November 1, 1991 ("Predecessor Plan"), which is incorporated by reference into this Article C except as otherwise provided in this Article C.

                                  45



SECTION 2.     DEFINITIONS APPLICABLE UNDER ARTICLE C OF THIS PLAN

     The terms in this Article C shall have the same meaning as defined in the Predecessor Plan, except for the definition of Participant which shall be as follows.

     1. The word "Participant" shall mean an individual hired or rehired prior to December 8, 1993 at age 35 or older at Fourth Level or above and terminated employment at Fifth Level or above, who, if hired or rehired prior to November 18, 1991, has completed five years of service at Fifth Level or above prior to the last day of the month in which he reaches age 65, or who, if hired or rehired on or after November 18, 1991 and prior to December 8, 1993, has completed at least five years of full-time service at Fifth Level or above prior to the last day of the month in which he reaches age 65, and whose entire term of employment after November 18, 1991 was classified as full-time.

                                  46



SECTION 3.     ADMINISTRATION OF THIS ARTICLE C

     The administration of this Article C shall be in accordance with the restated provisions set forth in this Section 3 of Article C.

     1. The Corporation shall be the Sponsor of the Plan and the Plan Administrator of the Plan as those terms are defined in the Pension Act. The Committee shall have the administrative responsibilities set forth below.

     2. (a) The Committee shall have the specific powers elsewhere herein granted to it and shall have such other powers as may be necessary in order to enable it to administer the Plan, except for powers herein granted or provided to be granted to others.

          (b) The procedures for adoption of by-laws, and rules of procedure, for the employment of a Secretary and assistants, with authority with respect to claims of Executives shall be the same as are set forth in the SNETMPP.

          (c) In accordance with the terms of the Plan, the Secretary of the Committee shall grant or deny claims for benefits under the Plan with respect to Executives and Participants and authorize disbursements according to the terms of this Plan. Adequate notice, pursuant to applicable law, shall be provided in writing to any Executive or beneficiary whose claim has been denied, setting forth the specific reasons for such denial and any other information required to be furnished under the Pension Act.

     3. The review and appeal procedures for Executives whose claims have been denied shall be the same as those procedures set forth in the SNETMPP.

     4. The Committee shall serve as the final review committee under the Plan, with the authority to determine conclusively for all parties any and all questions arising from administration of the Plan, and shall have sole and complete discretionary authority and control to manage the operation and administration of the Plan, including, but not limited to, the determination of all questions relating to eligibility for participation and benefits, interpretation of all Plan provisions, determination of the amount and kind of benefits payable to any Executive or Surviving Spouse, and the construction of disputed and doubtful terms. Such decisions by the Committee shall be conclusive and binding on all parties and not subject to further review.

     5. The expenses of the Committee in administering the Plan shall be borne by the Participating Companies.

     6. The Corporation, the Company and the Committee are each a named fiduciary as that term is used in the Pension Act with respect to the particular duties and responsibilities herein provided to be allocated to each of them.

     7. The Corporation may allocate responsibilities for the operation and administration of the Plan consistent with the Plan's terms. The Corporation and other named fiduciaries may designate in writing other persons to carry out their respective

                                  47


responsibilities under the Plan, and may employ persons to advise them with regard to any such responsibilities.

     8. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

                                  48



SECTION 4.     MID-CAREER PENSION BENEFITS

     The benefits determined in this Section 4 shall be in accordance with the provisions of the Predecessor Plan, except as modified by the following provisions of this Section 4 of Article C.

1.   Participation

     All persons who were eligible Participants on or before December 8, 1993 are deemed Participants in Section 4 of this Article C and the Predecessor Plan.

2.   Mid-Career Pension Benefit

          Effective December 13, 1995, for all eligible Participants on the active payroll on such date, the monthly benefit provided under this Article C and the Predecessor Plan shall be determined as of December 13, 1995 and shall not, in any year subsequent to 1995, be increased or decreased. Such frozen benefit determined under this
Section 4, Paragraph 2 of this Article C shall not be included with the accrued benefits calculated for each such Eligible Executive effective January 1, 1996 under the initial cash balance plan provisions of Section 4 of the SNETMPP; provided, however, that in the event that a comparison of pension benefit amounts calculated in accordance with the pension formula provisions, as in effect as of December 13, 1995, under Article V of the SNETMPP, Section 4, Paragraph 3(I) of Article B of this Plan, and the "Frozen Mid-career Pension Benefit calculated under this Section 4, Paragraph 2 of Article C (collectively referred to herein as the "12/13/95 Total Frozen SNET Pension Benefit Amount"), is higher than the monthly pension benefit determined under the initial opening cash balance plan provisions and the ongoing cash balance plan provisions effective on and after January 1, 1996 as set forth in Article V of the SNETMPP (referred to herein as the "1/1/96 SNETMPP Benefit"), each eligible Participant shall continue to be eligible to receive all or a portion of such Frozen Mid-career Pension Benefit calculated under this Section 4, Paragraph 2 of Article C to the extent such 12/13/95 Total Frozen SNET Pension Benefit Amount exceeds the 1/1/96 SNETMPP Benefit, until such time that the monthly benefit amount determined solely in accordance with the provisions of Article V of the SNETMPP as in effect on or after January 1, 1996 exceeds the 12/13/95 Total Frozen SNET Pension Benefit Amount described herein, at which time all eligibility for benefits payable under this Article C to such Participants shall cease.

3.   Termination of Non-Qualified Pension Benefit

     The provisions of this Section 4 will no longer be effective on the date that the last benefit payment is made pursuant to this
Section 4.

                                  49



SECTION 5.     GENERAL PROVISIONS

     The general provisions of benefits of this Article C shall be in accordance with the restated provisions set forth in this Section 5 of Article C.

1.   Effective Date

     This Plan is effective with amendments through January 1, 1998.

2.   Rights to Benefits

     Neither the action of the Board of Directors in establishing this Plan nor any action hereafter taken by the Board or the Committee shall be construed as giving to any employee a right to be retained in the service of any Participating Company or any right or claim to any benefit after discharge from the service of any Participating Company, unless the right to such benefit has accrued prior to such discharge. No employee shall have any right to a service or deferred benefit unless he meets the conditions specified in Section 4 of this Article C and the Predecessor Plan, respectively, nor any right against any Participating Company to any benefit under the Plan other than the amount to which the employee has theretofore become entitled and which the Committee has directed be distributed to that employee under the Plan. Benefits previously awarded may be discontinued at any time at the sole discretion of the Corporation or any Participating Company in accordance with the terms of the Plan. In addition to the prerequisites for a service benefit, a deferred benefit, a disability benefit, and/or a death benefit set forth herein, an individual shall only be eligible for a benefit if the individual is an Executive with respect to the respective benefits at the time of retirement, termination of employment or death. There shall be no eligibility for benefits in the case of an individual who was an Executive for any period during his Term of Employment, but who is not an Executive at the time of his retirement, termination of employment or death.

3.   Assignment or Alienation

     Assignment or alienation of pensions or other benefits under this Plan will not be permitted or recognized except as otherwise required by law.

4.   Plan Termination

     The Board retains the right to terminate the Plan in whole or in part, and each Participating Company retains the right to withdraw from this Plan, at any time, for any reason, with or without notice. Unless the Executive provides prior written consent, however, said withdrawal or termination, as applicable, shall not affect the rights of any Executive to any benefit under this Article C to which such person may have previously become entitled as a result of the Executive's disability, death, termination of employment or Change in Control which occurred prior to the effective date of the withdrawal or termination.

                                  50



5.   Source of Payments

     Benefits arising under this Plan and all costs, charges, and expenses relating thereto will be payable from SNET's general assets. SNET may, however, establish a trust to pay such benefits and related expenses, provided such trust does not cause the Plan to be "funded" within the meaning of ERISA. To the extent trust assets are available, they may be used to pay benefits arising under this Plan and all costs, charges, and expenses relating thereto. To the extent that the funds held in the trust, if any, are insufficient to pay such benefits, costs, charges and expenses, SNET shall pay such benefits, costs, charges, and expenses from its general assets.

6.   Unfunded Status

     The Plan at all times shall be entirely unfunded for purposes of the Code and ERISA and no provision shall at any time be made with respect to segregating any assets of a Participating Company for payment of any benefits hereunder. Funds that may be invested through a trust described in Section 6 of this Article C continue for all purposes to be part of the general assets of the Participating Company which invested the funds. The Plan constitutes a mere promise by SNET and the Participating Companies to make payments, if any, in the future. No Participant, Surviving Spouse or any other person shall have any interest in any particular assets of a Participating Company by reason of the right to receive a benefit under the Plan and to the extent the Participant, Surviving Spouse or any other person acquires a right to receive benefits under this Plan, such right shall be no greater than the right of any unsecured general creditor of a Participating Company.

                                  51



SECTION 6.     CHANGE OF CONTROL

     The provisions of this Article C in the event of a Change of Control shall be in accordance with the restated provisions set forth in this Section 6 of Article C.

     Any provision of the Plan to the contrary notwithstanding, in the event of a Change of Control (as defined below), any benefit accrued as of and through the Change of Control, including, without limitation, by current Executives, retired Executives or their annuitants or beneficiaries, including those currently receiving payments under the Plan, shall not be subject to forfeiture or suspension and shall be distributed in a single lump sum on the last day of the month following the month in which the Change of Control occurred, for those individuals currently receiving payments under Article C of the Plan, and on the last day of the month following the month in which occurs the event (e.g., termination of employment, disability or death) giving rise to the obligations of the Company or Participating Company to pay such benefit, for those individuals not currently receiving payments under Article C of the Plan. For this purpose, the accrued benefit shall be calculated based upon the provisions of the Plan in effect immediately prior to the Change of Control as if the event giving rise to the obligation of the Corporation or Participating Company to pay such benefit pursuant to the preceding sentence had occurred on the date of the Change of Control and shall not be adversely affected because of any subsequent events, including, without limitation, termination or amendment of the Plan or the SNETMPP, or lack of continued status; provided, however, that any early retirement discount pursuant to Paragraph 2(c) of Section 4 of this Article C as in effect immediately prior to the Change of Control shall be taken into account, if applicable, to reduce such accrued benefit only based on actual date of retirement.

     For purposes of this Section 6 of Article C, a Change of Control shall mean:

          (A) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) any acquisition by the Corporation, (3) any acquisition by any employee benefit plan (or related trust) participated in by the Corporation or any corporation controlled by the Corporation or (4) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a "Corporate Transaction"), if, pursuant to such Corporate Transaction, the conditions described in clauses (i), (ii) and
     (iii) of Paragraph (C) of this Section 6 of this Article C are satisfied; or

                                  52



          (B) a change in the composition of the Board of Directors of the Corporation (the "Board") such that the individuals who, as of December 12, 1990, constitute the Board (the Board as of the above date shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this
     Section 6 of Article C, that any individual who becomes a member of the Board subsequent to the above date whose election, or nomination for election by the shareholders of the Corporation, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

          (C) the approval by the shareholders of the Corporation of a Corporate Transaction or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (other than the Corporation, any employee benefit plan (or related trust) participated in by the Corporation or such Corporation resulting form such Corporate Transaction and any Person beneficially owning, immediately prior to such Corporate Transaction and any person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, 20% or more of the Outstanding Corporation Common Stock or Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

                                  53



          (D)  the approval by the shareholders of the Corporation of
     (i) a complete liquidation or dissolution of the Corporation or
     (ii) the sale or other disposition of all or substantially all of the assets of the Corporation; excluding, however, such a sale or other disposition to a corporation, with respect to which following such sale or other disposition, (l) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale of other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding corporation Voting Securities, as the case may be, (2) no Person (other than the Corporation and any employee benefit plan (or related trust) participated in by the Corporation or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Corporation Common Stock or Outstanding corporation Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more for, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

                                  54



SECTION 7.     PLAN MODIFICATION APPLICABLE TO ARTICLE C

     The provisions for modification of this Article C shall be in accordance with the restated provisions set forth in this Section 7 of Article C.

     The Board may from time to time make changes in the Plan. In addition, the Senior Vice President-Organization Development of the Corporation (or any successor to that officer's responsibilities), with the concurrence of the Senior Vice President and General Counsel of the Corporation (or any successor to that officer's responsibilities), shall be authorized to make minor or administrative changes to the Plan, as well as changes dictated by the requirements of federal or state statutes applicable to any Participating Company or authorized or made desirable by such statutes. Such changes shall not affect the rights of any Executive, without the Executive's consent, to any benefit under the Plan to which such person may have previously become entitled as a result of a disability, death, termination of employment or a Change in Control which occurred prior to the effective date of such change.